Second Quarter 2018 Results July 19, 2018 Exhibit 99.2

Forward-Looking Statement Certain statements contained in this presentation are forward-looking in nature. These include all statements about People's United Financial, Inc. (“People’s United”) plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United include, but are not limited to: (1) changes in general, international, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; (9) the successful integration of acquisitions; and (10) changes in regulation resulting from or relating to financial reform legislation. People's United does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

1 Net interest income on a fully taxable equivalent basis was $307.8 million, an increase of $6 million or 2%. (Comparisons versus first quarter 2018, unless noted otherwise) Second Quarter 2018 Overview Record Quarterly Net income of $110 million, or $0.31 per Common Share Operating Earnings of $0.32 per Common Share Announced the acquisition of First Connecticut Bancorp and acquired Vend Lease Company in the quarter Net interest income1 of $301 million, an increase of $5 million or 2% Net interest margin of 3.10%, an increase of 5 basis points Average loan balances of $32.1 billion, an increase of $20 million or <1% Period-end balances of $32.5 billion, an increase $408 million or 1% Average deposit balances of $32.5 billion, a decrease of $288 million or 1% Period-end balances of $32.5 billion, a decrease of $426 million or 1% Deposit balances impacted by seasonal declines in the municipal and retail businesses Non-interest income of $95 million, an increase of $5 million or 5% Non-interest expense (ex. merger-related expenses of $3 million) of $246 million, an increase of $2 million or 1% Includes $4 million in costs related to ten branch closures Efficiency ratio of 58.4%, an improvement of 100 basis points Net loan charge-offs of 0.06%, no change from the first quarter

Net Interest Income1 ($ in millions) $295.8 $301.2 1 Net interest income on a fully taxable equivalent basis for 1Q 2018 and 2Q 2018 was $302.1 million and $307.8 million, respectively. +$5.4 or 2% Linked-Quarter Change $12.6 ($5.4) ($4.8) $1.9 $1.1

Net Interest Margin 3.05% 3.10% +5 bps Linked-Quarter Change 13 bps (6 bps) (5 bps) 2 bps 1 bp

Loans $32,116 ($ in millions, average balances) $32,096 Linked-Quarter Change Linked-quarter change: +$20 million or <1% $139 $53 $17 ($131) ($58)

Deposits ($ in millions, average balances) $32,536 $32,824 Linked-Quarter Change Linked-quarter change: ($288 million) or (1%) $76 $58 ($268) ($154)

Non-Interest Income ($ in millions) $90.4 $94.9 ($1.5) $2.5 +$4.5 or 5% Linked-Quarter Change $0.5 $0.4 ($1.0) $3.6

Non-Interest Expense ($ in millions) $248.6 $243.5 Ex. Merger-Related Expenses: +$2.2 or 1% Linked-Quarter Change $2.9 $4.1 ($5.7) $1.6 $2.2

Efficiency Ratio Quarterly Trend Note: The efficiency ratio, beginning with the 1st quarter of 2018 reflects the unfavorable impact of lower FTE adjustments on net interest income due to tax reform.

Asset Quality 1Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition Notes: Source: SNL Financial Top 50 Banks represents the largest 50 banks by total assets in each respective quarter. 2Ex. acquired loan charge-offs, PBCT’s charge-off ratio was 0.03%, 0.04%, 0.06%, 0.05% & 0.06% in 2Q 2018, 1Q 2018, 4Q 2017, 3Q 2017 & 2Q 2017, respectively PBCT Peer Group (Median) Top 50 Banks (Median) PBCT Peer Group (Median) Top 50 Banks (Median) Non-Performing Assets / Loans & REO (%)1 Net Charge-offs / Average Loans2

Returns Return on Average Assets Return on Average Tangible Common Equity 0.77% 10.9% Returns calculated on an operating basis 2nd quarter 2017 returns were significantly impacted by merger-related expenses of $24.8 million ($16.8 million after-tax).

Capital Ratios Jun. 30, 2017 Sep. 30, 2017 Dec. 31, 2017 Mar. 31, 2018 Jun. 30, 2018 People’s United Financial, Inc. Tang. Com. Equity/Tang. Assets 7.5% 7.1% 7.2% 7.3% 7.3% Tier 1 Leverage 8.6% 8.3% 8.3% 8.5% 8.6% Common Equity Tier 1 10.1% 9.5% 9.7% 10.1% 10.0% Tier 1 Risk-Based 10.9% 10.2% 10.4% 10.8% 10.8% Total Risk-Based 12.6% 12.0% 12.2% 12.6% 12.5% People’s United Bank, N.A. Tier 1 Leverage 9.0% 8.6% 8.5% 8.6% 9.1% Common Equity Tier 1 11.3% 10.6% 10.7% 11.0% 11.4% Tier 1 Risk-Based 11.3% 10.6% 10.7% 11.0% 11.4% Total Risk-Based 13.3% 12.6% 12.6% 12.9% 13.4% Note: Capital ratios beginning March 31, 2018 reflect the reclassification of approximately $38 million from AOCI to retained earnings representing the stranded tax effects arising as a result of the enactment of the Tax Cuts and Jobs Act. The reclassification favorably impacted capital ratios by approximately 11 basis points.

Interest Rate Risk Profile 1Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months. Immediate Parallel Shock Est. Change in NII Yield Curve Twist1 Est. Change in NII Jun. 30, 2018 Mar. 31, 2018 Net Interest Income (NII) Sensitivity

Announced in January Update (Includes Vend Lease, Excludes First Connecticut Bancorp) Loans (average & period-end) Growth range: 4% - 6% Growth range: 3% - 5% Deposits (average & period-end) Growth range: 3% - 5% Growth range: 2% - 4% Net Interest Income Growth range: 10% - 12% No change Net Interest Margin 3.05% - 3.15% Assumes two 25bp rate increases in fed funds Includes unfavorable impact of tax reform on the municipal bond & IRB portfolios of approximately 5bps No change Non-Interest Income (Operating) Growth range: 3% - 5% No change Total Expenses (Ex. merger-related expenses) $975 million - $995 million $975 million - $985 million Credit Maintain excellent credit quality Provision in the range of $35 million - $45 million Maintain excellent credit quality Provision in the range of $25 million - $35 million Effective Tax Rate 21% - 23% No change Capital Maintain strong capital levels Common equity tier 1 capital ratio in the range of 9.5% - 10.0% No change Full Year 2018 Goals

Appendix

Loans $21,737 $24,390 $26,592 $29,745 $32,575 $28,411 ($ in millions, end of period balances) State Breakdown $32,512

Deposits $21,751 $22,557 $26,138 $29,861 $33,056 $28,417 ($ in millions, end of period balances) State Breakdown $32,468

Asset Quality Originated Portfolio Coverage Detail as of June 30, 2018 Note – ALLLs: Commercial: $202 million, Retail: $31 million, Total: $233 million. ALLLs / Loans NPLs / Loans ALLLs / NPLs

Peer Group Firm Ticker City State 1 Associated ASB Green Bay WI 2 Citizens CFG Providence RI 3 Comerica CMA Dallas TX 4 Cullen/Frost CFR San Antonio TX 5 East West EWBC Pasadena CA 6 First Horizon FHN Memphis TN 7 Huntington HBAN Columbus OH 8 KeyCorp KEY Cleveland OH 9 M&T MTB Buffalo NY 10 New York Community NYCB Westbury NY 11 Signature SBNY New York NY 12 Synovus SNV Columbus GA 13 Umpqua UMPQ Portland OR 14 Webster WBS Waterbury CT 15 Zions ZION Salt Lake City UT

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@peoples.com